EXHIBIT 10.4
                                                                    ------------



                  THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT


Third Amendment to Revolving Credit Agreement (this "Amendment") dated as of July 31, 2002 (the "Amendment Date"), between Meristar H & R Operating Company, L.P. ("Borrower") and Meristar Hospitality Operating Partnership, L.P. ("Lender").

                                    RECITALS


A. Lender and Borrower are parties to that certain Revolving Credit Agreement dated as of August 3, 1998, as amended by Amendment to Revolving Credit Agreement dated as of February 29, 2000, as further amended by Second Amendment to Revolving Credit Agreement dated as of January 28, 2002 (as amended, the "Credit Agreement"). Any defined terms used in this Amendment and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

B. Meristar Hotels & Resorts, Inc. and Interstate Hotels Corporation ("IHC") entered into that certain Agreement and Plan of Merger, dated as of May 1, 2002, and that certain Amendment No. 1 to Agreement and Plan of Merger, dated as of June 3, 2002 (as so amended, the "Merger Plan").

C. Contemporaneously with the execution of this Amendment, Borrower; Societe Generale, as Administrative Agent; SG Cowen Securities Corporation, as Joint Lead Arranger and Book Runner; Solomon Smith Barney, Inc. as Joint Lead Arranger, Book Runner and Co-Syndication Agent; Credit Lyonnais New York Branch, as Documentation Agent; Lehman Brothers, Inc., as Joint Lead Arranger, Book Runner and Co-Syndication Agent; and other lenders (collectively, the "Senior Lenders") are entering into that certain Senior Secured Credit Agreement dated as of July 31, 2002 (the "Senior Credit Agreement").

D. Borrower has requested Lender's consent to the Merger Plan and the transactions contemplated thereby and Lender is willing to consent to the Merger Plan and such transactions if Borrower enters into this Amendment.

E. Borrower and Lender desire to amend the Credit Agreement in certain respects.

F. Borrower and Lender desire to amend, restate and consolidate all outstanding promissory notes by Borrower in favor of Lender pursuant to the Revolving Credit Agreement including, but not limited to, that certain Term Note dated January 1, 2002 in the amount of $13,069,000.

NOW, THEREFORE, Borrower and Lender agree as follows:

         1. DEFINITIONS. Section 1.01 of the Credit Agreement is hereby amended by (i) amending the definitions of: "Commitment," "Financial Institution Senior Indebtedness," "Guarantor," "Maturity Date," and "Parent," as set forth below and (ii) adding the defined term: "New Term Note".

                  "Financial Institution Senior Indebtedness" means the Indebtedness evidenced by the Senior Credit Agreement and any modification, extension, refinancing, or replacement thereof.

                  "Guarantor" shall mean Parent and each Subsidiary that from time to time guarantees the Senior Credit Facility.

                  "Maturity Date" means the fifth (5th) anniversary of the Amendment Date.

                  "New Term Note" means the Amended and Restated Promissory Note dated as of the date hereof by the Borrower payable to the order of Lender in the amount of $56,069,000, the form of which is attached hereto as EXHIBIT B. Any reference to "Note" or "Term Note" in the Credit Agreement shall be amended to refer to the New Term Note.

                  "Parent" means Interstate Hotels & Resorts, Inc. (fka Meristar Hotels & Resorts, Inc.), a Delaware corporation, the surviving entity of the merger pursuant to the Merger Plan.

         2. PRINCIPAL BALANCE. After application of the payment required pursuant to Section 6(a) of this Amendment, the outstanding principle balance under the Credit Agreement is $56,069,000.

         3. MATURITY DATE. The Maturity Date is hereby extended to the date which is the fifth (5th) anniversary of the Amendment Date.

         4. REPRESENTATIONS AND WARRANTIES. Borrower hereby ratifies and confirms that the representations and warranties contained in Article IV of the Credit Agreement are true and correct in all material respects as of the date hereof except as may be disclosed in the filings of Parent with the Securities and Exchange Commission prior to the Amendment Date.

         5. AMENDMENT TO ARTICLE VII. Article VII of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                        ARTICLE VII. FINANCIAL COVENANTS.

                  So long as any Note or any amount under any Credit Document shall remain unpaid, unless the Lender shall otherwise consent in writing, the Borrower agrees to comply and to cause the Parent and the Parent's Subsidiaries to comply with the following covenants:

                           Section 7.01. DEFINED TERMS. All defined terms used in the covenants contained in subsections 7.02 - 7.05 of this Article VII shall have the respective meanings set forth in the Senior Credit Agreement.

                           Section 7.02 INTEREST COVERAGE RATIO. The Parent shall maintain at the end of each Rolling Period (a) for the Rolling Periods ending on June 30, 2002 through September 30, 2002 an Interest Coverage Ratio of not less than

                           1.75 to 1.00 and (b) for any Rolling Period ending on December 31, 2002 through September 30, 2003, an Interest Coverage Ratio of not less than 2.25 to 1.00, and (c) for any Rolling Period thereafter, an Interest and Coverage Ratio of not less than 2.50 to 1.00.

                           Section 7.03 SENIOR INTEREST COVERAGE RATIO. The Parent shall maintain at the end of each Rolling Period (a) for the Rolling Period ending on June 30, 2002, a Senior Interest Coverage Ratio of not less than 2.75 to 1.00, (b) for any Rolling Period ending on September 30, 2002, a Senior Interest Coverage Ratio of not less than 3.00 to 1.00 and (c) for any Rolling Period thereafter, a Senior Interest Coverage Ratio of not less than 3.50 to 1.00.

                           Section 7.04 LEVERAGE RATIO. The Parent shall not on any date permit the Leverage Ratio to exceed during the applicable period indicated in the following chart the amount set forth in the chart for that period.

-----------------------------------------------------------------------------------------
BEGINNING DATE OF                     ENDING DATE OF APPLICABLE           LEVERAGE RATIO
APPLICABLE PERIOD                     PERIOD
-----------------------------------------------------------------------------------------
Amendment Date                        The day immediately prior to the    5.50 to 1.00
                                      Status Reset Date (as defined in
                                      the Senior Credit Agreement)
                                      during the Fiscal Quarter
                                      commencing October 1, 2002
-----------------------------------------------------------------------------------------
The Status Reset Date during the      The day immediately prior to the    5.00 to 1.00
Fiscal Quarter commencing October     Status Reset Date during the
1, 2002                               Fiscal Quarter commencing January
                                      1, 2003
-----------------------------------------------------------------------------------------
The Status Reset Date during the      The day immediately prior to the    4.75 to 1.00
Fiscal Quarter commencing January     Status Reset Date during the
1, 2003                               Fiscal Quarter commencing July 1,
                                      2003
-----------------------------------------------------------------------------------------
The Status Reset Date during the      The day immediately prior to the    4.25 to 1.00
Fiscal Quarter commencing July 1,     Status Reset Date during the
2003                                  Fiscal Quarter commencing October
                                      1, 2003
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
The Status Reset Date during the      The day immediately prior to the    4.00 to 1.00
Fiscal Quarter commencing October     Status Reset Date during the
1, 2003                               Fiscal Quarter commencing January
                                      1, 2004
-----------------------------------------------------------------------------------------
The Status Reset Date during the      No ending date                      3.50 to 1.00
Fiscal Quarter commencing January
1, 2004
-----------------------------------------------------------------------------------------

                           Section 7.05 SENIOR LEVERAGE RATIO. The Parent shall not on any date permit the Total Senior Ratio to exceed during the applicable period indicated in the following chart the amount set forth in such chart for such period:

-----------------------------------------------------------------------------------------
BEGINNING DATE OF                     ENDING DATE OF APPLICABLE           SENIOR LEVERAGE
APPLICABLE PERIOD                     PERIOD                              RATIO
-----------------------------------------------------------------------------------------
Closing Date                          The day immediately prior to the    4.00 to 1.00
                                      Status Reset Date during the
                                      Fiscal Quarter commencing January
                                      1, 2003
-----------------------------------------------------------------------------------------
The Status Reset Date during the      The day immediately prior to the    3.25 to 1.00
Fiscal Quarter commencing January     Status Reset Date during the
1, 2003                               Fiscal Quarter commencing January
                                      1, 2004
-----------------------------------------------------------------------------------------
The Status Reset Date during the      No ending date                      2.50 to 1.00
Fiscal Quarter commencing January
1, 2004
-----------------------------------------------------------------------------------------


         6. CONDITIONS PRECEDENT TO THIS AMENDMENT. This Amendment is subject to fulfillment, on or before the Amendment Date, in each case in form and substance satisfactory to Lender and its legal counsel in their sole and absolute discretion, of the following:

                  (a) Borrower shall make a principal payment to the Lender on the Amendment Date in the amount of Three Million Dollars ($3,000,000);

                  (b) Borrower shall deliver to Lender the duly executed original New Term Note;

                  (c) Guarantor shall deliver to Lender the duly executed Amended and Restated Guaranty dated as of the date hereof and attached hereto as EXHIBIT C executed by Guarantors in favor of Lender securing the obligations of Borrower under the Credit Agreement;

                  (d) Borrower shall deliver or cause to be delivered duly executed complete copies of the Senior Credit Agreement and all documents and instruments being executed in connection with the Senior Credit Agreement;

                  (e) The outstanding principal balance of the indebtedness under the Credit Agreement (after giving effect to the payment required pursuant to Section 6(a) of this Amendment) shall not exceed the "Maximum OPCO Loan Amount" (as such term is defined in the Second Amended and Restated Senior Secured Credit Agreement, dated as of August 3, 1998, among Lender, as borrower, Societe Generale, Southwest Agency, as arranger and administrative agent, and the other lenders named therein, as amended from time) and Borrower's Responsible Officer shall have certified to such effect in writing to Lender;

                  (f) There shall have been no further amendment to the Merger Plan which has not been approved by Lender;

                  (g) IHC shall have delivered to Lender a certificate of no material adverse effect stating that, since May 1, 2002, there has been no change in or effect on the business, assets, properties, results of operations or financial condition of IHC or any subsidiary of IHC that is, or is reasonably likely to be, materially adverse to IHC and its subsidiaries, taken as a whole, or that could reasonably be expected to materially impair the ability of IHC to perform its obligations under the Merger Plan or to consummate the terms of, and other transactions contemplated by, the Merger Plan; and

                  (h) Lender shall have received from counsel to Borrower an opinion as to the due execution, delivery and enforceability of this Amendment and all other Credit Documents executed by Borrower or Parent in connection herewith. Such opinion shall be addressed to Lender, dated as of the Amendment Date and in form and substance reasonably satisfactory to Lender and its counsel.

         7. CONSENT TO MERGER. Upon satisfaction of each of the conditions precedent above, Lender hereby consents to the Merger Plan and the transactions contemplated thereby and agrees to waive the applicability of Section 2.06(c) and Section 9.01(j) of the Credit Agreement with respect to the Change In Control and the other transactions contemplated by the Merger Plan. Nothing contained herein shall constitute a consent or waiver with respect to any other Change In Control.

         8. NO FURTHER ADVANCES. Notwithstanding anything to the contrary contained in the Credit Agreement (i) the Commitment is reduced to zero, all funds have been advanced under the Credit Agreement and Lender has no obligations to fund any additional Advances, and (ii) any amount repaid or prepaid may not be reborrowed or readvanced under the Credit Agreement, it being the intent of the parties that the loans made pursuant to the Credit Agreement shall be treated as a term loan.

         9. FEES. Borrower agrees to pay on demand all out-of-pocket costs and expenses of Lender in connection with the preparation, execution, delivery, due diligence, administration, modification and amendment of this Amendment, including, without limitation, all reasonable out-of-pocket costs and expenses, if any, of Lender in connection with the enforcement (whether through negotiation, legal proceedings or otherwise) of this Amendment, the Credit Agreement and the other Credit Documents.

         10. RATIFICATION. As amended hereby, the Credit Agreement is ratified and remains in full force and effect.





                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.


                              BORROWER:
                              ---------

                              Meristar H & R Operating Company, L.P.

                              By:  Interstate Hotels & Resorts, Inc., its
                                   general partner



                              By:  /s/ James Calder
                                   --------------------------------------------
                                   Name:   James Calder
                                   Title:  Chief Financial Officer



                              LENDER:
                              -------

                              Meristar Hospitality Operating Partnership, L.P.

                              By: Meristar Hospitality Corporation, its general partner



                              By:  /s/ Christopher L. Bennett
                                   --------------------------------------------
                                   Name:   Christopher L. Bennett
                                   Title:  Senior Vice President and
                                           General Counsel

                                    EXHIBIT B
                                    ---------

                              Form of New Term Note


                      AMENDED AND RESTATED PROMISSORY NOTE


Amount:  $56,069,000                                        Date:  July 31, 2002

         FOR VALUE RECEIVED, MERISTAR H&R OPERATING COMPANY, L.P. ("Maker"), a Delaware limited partnership, hereby promises to pay to MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P. or order ("Payee"), at 1010 Wisconsin Avenue, Washington, D.C. 20007, or at such other place as Payee shall from time to time designate, the principal amount of $56,069,000 together with interest on the unpaid principal balance hereof from time to time at the "Interest Rate" (as hereinafter defined).

         1.       Definitions.

         (a) "Revolving Credit Agreement" shall mean that certain Revolving Credit Agreement, dated as of August 3, 1998, as amended by Amendment to Revolving Credit Agreement, dated as of February 29, 2000, Second Amendment to Revolving Credit Agreement dated as of January 28, 2002, and Third Amendment to Revolving Credit Agreement dated July 31, 2002.

         (b) "Senior Credit Agreement" shall mean that certain Senior Secured Credit Agreement, dated as of July 31, 2002, among Maker, Societe Generale, SG Cowen Securities Corporation, Credit Lyonnais New York Branch, Salomon Smith Barney, Inc., Lehman Brothers, Inc., and the other lenders.

         (c) "Interest Rate" shall mean a per annum rate equal to the lessor of (a) sum of (i) "LIBOR" (as defined in the Revolving Credit Agreement) determined as of the first day of each month during the term of this Note for a one-month period plus (ii) 6.50% and (b) the "Maximum Rate" (as defined in the Revolving Credit Agreement).

         (d) "Maturity Date" shall mean the Maturity Date as defined in the Revolving Credit Agreement.

         2. Payments. (a) Subject to the provisions of Section 2(c) of this Note, Maker shall pay interest to Payee on the outstanding principal amount hereof at the Interest Rate in arrears on the last day of each calendar quarter commencing September 30, 2002 until the Maturity Date.

         (b) Maker shall repay the outstanding principal amount of this Note together with all accrued and unpaid interest thereon on the Maturity Date.

         (c) Maker and Payee acknowledge that if Maker is prevented from paying any interest to Payee by virtue of the provisions of the Senior Credit Agreement such unpaid interest shall accrue and be payable on the Maturity Date or such earlier date on which Maker may be permitted to pay the same pursuant to such provisions.

         3. Prepayment. This Note and the indebtedness hereby evidenced may be prepaid, in whole or in part, together with accrued and unpaid interest thereon at the election of Maker without payment or premium or penalty, upon ten
(10) days prior written notice to Payee.

         4. Default Acceleration. (a) An "Event of Default" shall occur under this Note if (i) Maker shall fail to make any payment of interest when due and such failure continues for a period of ten (10) days; (ii) Maker shall fail to pay the principal amount of this Note when due; or (iii) any "Event of Default" shall occur under the Revolving Credit Agreement, as it may be amended from time to time after the date hereof.

         (b) Upon the occurrence and during the continuance of any Event of Default, Payee shall have the right upon written notice to the Maker to accelerate the repayment of this Note and the indebtedness hereby evidenced.

         5. Default Rate. Upon the occurrence and during the continuance of any Event of Default, the unpaid principal balance of this Note shall bear interest at the lesser of (a) the Interest Rate plus 3% per annum and (b) the Maximum Rate.

         6. Nature of Indebtedness. The indebtedness evidenced by this Note amends, restates and consolidates all outstanding promissory notes by Maker in favor of Lender pursuant to the Revolving Credit Agreement including, but not limited to, all Notes issued pursuant to the Revolving Credit Agreement and that certain Term Note dated January 1, 2002 in the amount of $13,069,000.

         7. Costs. In addition to, and not in lieu of, any other sums otherwise payable to Payee hereunder, Payee shall be entitled to reimbursement from Maker for all reasonable costs, expenses and fees (including reasonable attorney's fees) incurred by Payee in connection with the collection of this Notes and/or the indebtedness hereby evidenced.

         8. Waivers. Maker herby waives presentment, demand, protest, notice of protest ad notice of any other kind except for such notice as is expressly provided for hereunder.

         9. Governing Law. This Note shall be governed by the laws of the State of New York.

         10. Amendment; Waivers. No waiver or amendment of this Note may be made other than in writing executed by Payee and Maker.

         11. CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL. (A) EXCEPT AS PROVIDED IN SUBSECTION (B), MAKER AGREES THAT ALL DISPUTES AMONG MAKER AND PAYEE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS NOTE, OR ANY OF THE OTHER CREDIT DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK, BUT MAKER ACKNOWLEDGES THAT ANY APPEALS FROM

THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK. MAKER WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION (A) ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.
(B) MAKER AGREES THAT THE LENDER OR ANY INDEMNITEE SHALL HAVE THE RIGHT TO PROCEED AGAINST MAKER OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (I) OBTAIN PERSONAL JURISDICTION OVER MAKER OR (II) ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. MAKER AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SUCH PERSON TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON. MAKER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION (B). (C) MAKER WAIVES PERSONAL SERVICE OF ANY PROCESS UPON IT AND IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY WRITS, PROCESS OR SUMMONSES IN ANY SUIT, ACTION OR PROCEEDING BY THE MAILING THEREOF BY PAYEE BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO MAKER ADDRESSED AS PROVIDED HEREIN. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF PAYEE TO SERVE ANY SUCH WRITS, PROCESS OR SUMMONSES IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. MAKER IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE. (D) MAKER IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN PAYEE AND MAKER IN CONNECTION WITH THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. MAKER AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS NOTE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF MAKER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

         12. No Usury. This Note is subject to the express condition that at no time shall Maker be obligated to pay any interest on the principal balance of this Note at a rate in excess of the Maximum Rate. If by the terms of this Note, Maker is obligated to pay interest at a rate in excess of the Maximum Rate, then the Interest Rate or Default Rate, as applicable, shall be deemed immediately reduced to the Maximum Rate and all previous payments in excess of the Maximum Rate shall be deemed to have been payments in reduction of principal and not on account of interest. All sums to be paid to Payee under this Note shall, to the extent permitted by law, be amortized, prorated, allocated and spread over the full term of this Note so that the rate of interest does not exceed the Maximum Rate from time to time in effect.


         IN WITNESS WHEREOF, Maker has executed this Note as of the date first written above.


                              MERISTAR H & R OPERATING COMPANY, L.P.

                              By:  Interstate Hotels & Resorts, Inc., its
                                   general partner

                              By:  ____________________________________________
                                   Name:
                                   Title:

                                    EXHIBIT C
                                    ---------


                          AMENDED AND RESTATED GUARANTY

         This Amended and Restated Guaranty (this "GUARANTY") is made and entered into effective for all purposes as of the 31ST day of JULY, 2002, by the parties signatory hereto or to an Accession Agreement (as hereinafter defined) (collectively, the "GUARANTOR" whether one or more) to and for the benefit of Meristar Hospitality Operating Partnership, L.P. (the "LENDER") to the Credit Agreement herein described.

                                  INTRODUCTION

         WHEREAS, this Guaranty is given in connection with that certain Revolving Credit Agreement dated as of August 3, 1998, as amended by Amendment to Revolving Credit Agreement dated as of February 29, 2000, as further amended by Second Amendment to revolving Credit Agreement dated as of January 28, 2002 (as amended or modified from time to time, the "CREDIT AGREEMENT"), among MERISTAR H & R OPERATING COMPANY, L.P., a Delaware limited partnership (the "BORROWER"); and Lender.

         WHEREAS, pursuant to the terms of the Credit Agreement the Lender has made a loan to Borrower.

         WHEREAS, Borrower has requested that Lender agree to further amend the Credit Agreement by that certain Third Amendment to Revolving Credit Agreement dated as of the date hereof by and between Lender and Borrower (the "Third Amendment to Revolving Credit Agreement"). Guarantor will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement;

         WHEREAS, the Lenders have required the execution and delivery of this Guaranty as a condition precedent to the execution of the Third Amendment to Revolving Credit Agreement. This Guaranty amends, restates and consolidates all outstanding guaranties in favor of Lender granted pursuant to the terms of the Credit Agreement. The Lenders would not be willing to execute the Third Amendment to Revolving Credit Agreement in the absence of the execution and delivery by Guarantor of this Guaranty.


         NOW, THEREFORE, in order to induce the Lender to enter into the Third Amendment to Credit Agreements, each Guarantor hereby agrees as follows:

         Section 1. DEFINED TERMS. All terms used in this Guaranty, but not defined herein, shall have the meaning given such terms in the Credit Agreement.

         Section 2. GUARANTY. Each Guarantor hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under the Credit Agreement, the Note, and any other Credit Document, whether for principal, interest, fees, expenses, or otherwise (all of such obligations being the "GUARANTEED OBLIGATIONS") and any and all expenses (including reasonable counsel fees and expenses) incurred by the Lender in enforcing any rights under this Guaranty. Each Guarantor agrees that its guaranty obligation under this Guaranty is a guarantee of payment, not of collection and that such Guarantor is primarily liable for the payment of the Guaranteed Obligations.

         Section 3. LIMIT OF LIABILITY. Each Guarantor that is a Subsidiary of the Borrower shall be liable under this Guaranty with respect to the Guaranteed Obligations only for amounts aggregating up to the largest amount that would not render its guaranty obligation hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law.

         Section 4. GUARANTY ABSOLUTE. Each Guarantor guarantees that the Guaranteed Obligations will be paid and performed strictly in accordance with the terms of the Credit Agreement and the other Credit Documents, as applicable, regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

         (a) any lack of validity or enforceability of the Credit Agreement, any other Credit Document, or any other agreement or instrument relating thereto;

         (b) any change in the time, manner, or place of payment of, or in any other term of, any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement or any Credit Document,

         (c) any exchange, release, or nonperfection of any collateral, if applicable, or any release or amendment or waiver of or consent to departure from any other agreement or guaranty, for any of the Guaranteed Obligations; or

         (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of the Borrower or a Guarantor.

         Section 5. CONTINUATION AND REINSTATEMENT, ETC. Each Guarantor agrees that, to the extent that the Borrower makes payments to the Lender or Lender receives any proceeds of any property of Borrower or any Guarantor and such payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, or otherwise required to be repaid, then to the extent of such repayment the Guaranteed Obligations shall be reinstated and continued in full force and effect as of the date such initial payment or collection of proceeds occurred. The Guarantor shall defend and indemnify the Lender from and against any claim or loss under this Section 5 (including reasonable attorneys' fees and expenses) in the defense of any such action or suit.

         Section   6.      CERTAIN WAIVERS.

         6.01 NOTICE. Each Guarantor hereby waives promptness, diligence, notice of acceptance, notice of acceleration, notice of intent to accelerate and any other notice with respect to any of the Guaranteed Obligations and this Guaranty.

         6.02 OTHER REMEDIES. Each Guarantor hereby waives any requirement that the Lender protect, secure, perfect, or insure any Lien or any Property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any collateral, if any, including any action required pursuant to a any law, statute, ordinance, decree, requirement, order, judgment, rule, regulation, (or official interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority.

         6.03     WAIVER OF SUBROGATION.

         (a) Each Guarantor hereby irrevocably waives, until payment in full of all Guaranteed Obligations, any claim or other rights which it may acquire against the Borrower that arise from such Guarantor's obligations under this Guaranty or any other Credit Document, including, without limitation, any right of subrogation (including, without limitation, any statutory rights of subrogation under Section 509 of the Bankruptcy Code, 11 U.S.C. ss. 509, or otherwise), reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of the Lender against the Borrower or any collateral which the Lender now has or acquires. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Lender and shall promptly be paid to the Lender to be applied to the Guaranteed Obligations, whether matured or unmatured, as Lender may elect. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section 6.03(a) is knowingly made in contemplation of such benefits.

         (b) Each Guarantor further agrees that it will not enter into any agreement providing, directly or indirectly, for any contribution, reimbursement, repayment, or indemnity by the Borrower or any other Person on account of any payment by such Guarantor to the Lender under this Guaranty.

         6.04     CALIFORNIA WAIVERS.

         (a) Guarantor understands and agrees that the waivers contained in this Section 6.04 are waivers of substantive rights and defenses to which Guarantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, antideficiency laws, and the Uniform Commercial Code. Guarantor acknowledges that Guarantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by the Lender.

         (b) Guarantor waives Guarantor's rights of subrogation, reimbursement, indemnity and contribution, and any other rights and defenses available to Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code, as amended or recodified from time to time, including without limitation (i) any defenses Guarantor may have to the Guaranteed Obligations by reason of an election of remedies by the Lender, and (ii) any rights or defenses Guarantor may have by reason of protection afforded to Borrower with respect to the Guaranteed Obligations pursuant to the antideficiency or other laws of the State of California limiting or discharging Borrower's indebtedness, including, without limitation, Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure, as amended or recodified from time to time.

         (c) If and to the extent such waivers of Guarantor's rights of subrogation, reimbursement, indemnity and contribution, and any other rights and defenses waived by Guarantor hereunder are unenforceable, Guarantor hereby agrees that all such rights shall be junior and subordinate to the rights of the Lender to obtain payment and performance of the Guaranteed Obligations and to all rights of the Lender in and to any property, including the Property, which now or hereafter serves or could serve as collateral security for the Guaranteed Obligations.

         (d) The above waivers include, but are not limited to, the waiver by Guarantor of:

                  (i) all rights and defenses arising out of an election of remedies by the Lender, even though that election of remedies has destroyed Guarantor's rights or subrogation and/or reimbursement against Borrower by the operation of Section 580d of the California Code of Civil Procedure or otherwise;

                  (ii) all rights and protections of any kind which Guarantor may have for any reason which would affect or limit the amount of any recovery by the Lender from Guarantor including, without limitation, the right to any fair market value hearing pursuant to
         Section 580a of the California Code of Civil Procedure.

                  (iii) any and all benefits available to sureties and creditors which might otherwise be available to Guarantor under California Civil Code Sections 2809 (reduction of surety's obligation where larger than principal's), 2810 (liability of surety when principal is not liable), 2815 (revocation of continuing guaranty), 2819 (exoneration of surety), 2839 (performance of principal obligation or offer of performance), 2845 (requiring creditor to proceed against principal), 2849 (security for performance of principal obligation), 2850 (hypothecation of surety's property), 2899 (order of resort to property), and 3433 (creditor's entitlement to satisfy claim from several funds), as amended or recodified from time to time; and

         (e) Guarantor shall not be discharged, released or exonerated, in any way, from its absolute, unconditional and independent liabilities hereunder, even though any rights or defenses which Guarantor may have against Borrower, the Lender or others may be destroyed, diminished or otherwise affected, by:

                  (i) Any declaration by the Lender of a default in respect of any of the Guaranteed Obligations;

                  (ii) The exercise by the Lender of any rights or remedies against Borrower or any other person;

                  (iii) The failure of the Lender to exercise any rights or remedies against Borrower or any other person; or

         Section 7. REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby represents and warrants as follows:

         7.01 CORPORATE AUTHORITY. Such Guarantor is either a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The execution, delivery and performance by such Guarantor of this Guaranty are within such Guarantor's organizational powers, have been duly authorized by all necessary organizational action and do not contravene (a) such Guarantor's organizational authority or (b) any law or material contractual restriction affecting such Guarantor or its Property.

         7.02 GOVERNMENT APPROVAL. No authorization or approval or other action by and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by such Guarantor of this Guaranty.

         7.03 BINDING OBLIGATIONS. This Guaranty is the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors' rights (whether considered in a proceeding at law or in equity).

         Section 8. COVENANTS. Each Guarantor will comply with all covenant provisions of Article V and Article VI of the Credit Agreement to the extent such provisions are applicable.

         8.01 ADDITIONAL COVENANT. As soon as possible and in any event within five days after the incurrence of any Indebtedness (as defined in the Senior Credit Agreement) by the Parent or any Subsidiary of the Parent other than the Obligations or any other Indebtedness (as defined in the Senior Credit Agreement) permitted under the Credit Agreement, the Parent shall notify the Lender in writing of such incurrence.

         Section 9. CONTRIBUTION. As a result of the transactions contemplated by the Credit Agreement, each of the Guarantors will benefit, directly and indirectly, from the Guaranteed Obligations and in consideration thereof desire to enter into a contribution agreement among themselves as set forth in this Section 9 to allocate such benefits among themselves and to provide a fair and equitable arrangement to make contributions in the event any payment is made by any Guarantor hereunder to the Lender (such payment being referred to herein as a "CONTRIBUTION," and for purposes of this Guaranty, includes any exercise of recourse by the Lender against any Property of a Guarantor and application of proceeds of such Property in satisfaction of such Guarantor's obligations under this Guaranty). The Guarantors hereby agree as follows:

         9.01 CALCULATION OF CONTRIBUTION. In order to provide for just and equitable contribution among the Guarantors in the event any Contribution is made by a Guarantor (a "FUNDING GUARANTOR"), such Funding Guarantor shall be entitled to a contribution from certain other Guarantors for all payments, damages and expenses incurred by that Funding Guarantor in discharging any of the Guaranteed Obligations, in the manner and to the extent set forth in this Section. The amount of any Contribution under this Guaranty shall be equal to the payment made by the Funding Guarantor to the Lender or any other beneficiary pursuant to this Guaranty and shall be determined as of the date on which such payment is made.

         9.02 BENEFIT AMOUNT DEFINED. For purposes of this Guaranty, the "BENEFIT AMOUNT" of any Guarantor as of any date of determination shall be the net value of the benefits to such Guarantor and all of its Subsidiaries (including any Subsidiaries which may be Guarantors) from extensions of credit made by the Lender to the Borrower under the Credit Agreement; provided, that in determining the contribution liability of any Guarantor which is a Subsidiary to its direct or indirect parent corporation or of any Guarantor to its direct or indirect Subsidiary, the Benefit Amount of such Subsidiary and its Subsidiaries, if any, shall be subtracted in determining the Benefit Amount of the parent corporation.

         9.03 CONTRIBUTION OBLIGATION. Each Guarantor shall be liable to a Funding Guarantor in an amount equal to the greater of (A) the (i) ratio of the Benefit Amount of such Guarantor to the total amount of Guaranteed Obligations, multiplied by (ii) the amount of Guaranteed Obligations paid by such Funding Guarantor and (B) 95% of the excess of the fair saleable value of the property of such Guarantor over the total liabilities of such Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities) determined as of the date on which the payment made by a Funding Guarantor is deemed made for purposes of this Guaranty (giving effect to all payments made by other Funding Guarantors as of such date in a manner to maximize the amount of such contributions).

         9.04 ALLOCATION. In the event that at any time there exists more than one Funding Guarantor with respect to any Contribution (in any such case, the "APPLICABLE CONTRIBUTION"), then payment from other Guarantors pursuant to this Guaranty shall be allocated among such Funding Guarantors in proportion to the total amount of the Contribution made for or on account of the Borrower by each such Funding Guarantor pursuant to the Applicable Contribution. In the event that at any time any Guarantor pays an amount under this Guaranty in excess of the amount calculated pursuant to clause (A) of Subsection 9.03 above, that Guarantor shall be deemed to be a Funding Guarantor to the extent of such excess and shall be entitled to contribution from the other Guarantors in accordance with the provisions of this Section.

         9.05 SUBSIDIARY PAYMENT. The amount of contribution payable under this Section by any Guarantor shall be reduced by the amount of any contribution paid hereunder by a Subsidiary of such Guarantor.

         9.06 EQUITABLE ALLOCATION. If as a result of any reorganization, recapitalization, or other corporate change in the Borrower or any of its Subsidiaries, or as a result of any amendment, waiver or modification of the terms and conditions of other Sections of this Guaranty or the Guaranteed Obligations, or for any other reason, the contributions under this Section become inequitable as among the Guarantors, the Guarantors shall promptly modify and amend this Section to provide for an equitable allocation of contributions. Any of the foregoing modifications and amendments shall be in writing and signed by all Guarantors.

         9.07 ASSET OF PARTY TO WHICH CONTRIBUTION IS OWING. The Guarantors acknowledge that the right to contribution hereunder shall constitute an asset in favor of the Guarantor to which such contribution is owing.

         9.08 SUBORDINATION. No payments payable by a Guarantor pursuant to the terms of this Section 9 shall be paid until all amounts then due and payable by the Borrower to any Lender, pursuant to the terms of the Credit Documents, are paid in full in cash. In addition, any Indebtedness (as defined in the Senior Credit Agreement) payable by a Guarantor to the Borrower or by the Borrower to a Guarantor shall be subordinate to all amounts then due and payable by the Borrower to any Lender, pursuant to the terms of the Credit Documents. Nothing contained in this Section 9 shall affect the obligations of any Guarantor to any Lender under the Credit Agreement.

         Section 10.       MISCELLANEOUS.

         10.01 ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing, including telegraphic communication and delivered or teletransmitted to the Lender, as set forth in the Credit Agreement and to each Guarantor, at the address set forth under such Guarantor's signature hereto or in the Accession Agreement executed by such Guarantor, or to such other address as shall be designated by any Guarantor or the Lender in written notice to the other parties. All such notices and other communications shall be effective when delivered or teletransmitted to the above addresses.

         10.02 AMENDMENTS, ETC. No waiver or amendment of any provision of this Guaranty nor consent to any departure by any Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Lender; PROVIDED that any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, in the event that any Subsidiary or Affiliate of the Borrower hereafter is required in a accordance with the terms of the Credit Agreement or otherwise agrees to become a guarantor of the Borrower's obligations under the Credit Documents, then such Subsidiary or Affiliate may become a party to this Guaranty by executing an Accession Agreement ("ACCESSION AGREEMENT") in the form attached hereto as ANNEX 1 and each Guarantor and the Lender hereby agrees that upon such Subsidiary's or Affiliate's execution of such Accession Agreement, this Guaranty shall be deemed to have been amended to make such Person a Guarantor hereunder for all purposes and a party hereto and no signature is required on behalf of the other Guarantors or the to make such an amendment to this Guaranty effective.

         10.03 NO WAIVER; REMEDIES. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         10.04 RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default, the Lender is hereby authorized at any time, to the fullest extent permitted by law, to set off and apply any deposits (general or special, time or demand, provisional or final) and other indebtedness owing by the Lender to the account of any Guarantor against any and all of the obligations of such Guarantor under this Guaranty, irrespective of whether or not the Lender shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. The Lender agrees promptly to notify each Guarantor affected by any such set-off after any such set-off and application made by the Lender provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section 10.04 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

         10.05. CONTINUING GUARANTY; TRANSFER OF INTEREST. This Guaranty shall create a continuing guaranty and shall (a) remain in full force and effect until payment in full and termination of the Guaranteed Obligations, (b) be binding upon each Guarantor, its successors and assigns, and (c) inure, together with the rights and remedies of the Lender and its respective successors, transferees and assigns. Without limiting the generality of the foregoing clause, when the Lender assigns or otherwise transfers any interest held by it under the Credit Agreement, or other Credit Document to any other Person pursuant to the terms of the Credit Agreement or other Credit Document, that other Person shall thereupon become vested with all the benefits held by such Lender under this Guaranty. Upon the payment in full and termination of the Guaranteed Obligations, the guaranties granted hereby shall terminate and all rights hereunder shall revert to each Guarantor to the extent such rights have not been applied pursuant to the terms hereof. Upon any such termination, the Lender will, at each Guarantor's expense, execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request and take any other actions reasonably requested to evidence or effect such termination.

         10.06. GOVERNING LAW. ANY DISPUTE BETWEEN THE GUARANTOR, THE LENDER, OR ANY INDEMNITEE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS GUARANTY OR ANY OF THE OTHER CREDIT DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

         10.07.   CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.

         (A) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION (B), EACH OF THE PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS GUARANTY OR ANY OF THE OTHER CREDIT DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION (A) ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

         (B) OTHER JURISDICTIONS. THE GUARANTOR AGREES THAT THE LENDER OR ANY INDEMNITEE SHALL HAVE THE RIGHT TO PROCEED AGAINST THE GUARANTOR OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER THE GUARANTOR OR (2)

ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. THE GUARANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SUCH PERSON TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON. THE GUARANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION (B).

         (C) SERVICE OF PROCESS. THE GUARANTOR WAIVES PERSONAL SERVICE OF ANY PROCESS UPON IT AND IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY WRITS, PROCESS OR SUMMONSES IN ANY SUIT, ACTION OR PROCEEDING BY THE MAILING THEREOF BY THE LENDER BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE GUARANTOR ADDRESSED AS PROVIDED HEREIN. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF THE LENDER TO SERVE ANY SUCH WRITS, PROCESS OR SUMMONSES IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW THE GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.

         (D) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS GUARANTY WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         (E) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS GUARANTY AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 10.07, WITH ITS COUNSEL.

                           SIGNATURE PAGE OF GUARANTY

         Each Guarantor has caused this Guaranty to be duly executed as of the date first above written.

ADDRESS:                            INTERSTATE HOTELS & RESORTS, INC.
                                    a Delaware corporation

________________________            By:     ___________________________________
________________________            Name:   ___________________________________
________________________            Title:  ___________________________________


                                    BRIDGESTREET CORPORATE HOUSING
                                    WORLDWIDE, INC.
                                    a Delaware corporation

________________________            By:     ___________________________________
________________________            Name:   ___________________________________
________________________            Title:  ___________________________________


                                    MERISTAR MANAGEMENT (CANMORE) LTD.
                                    a British Columbia (Canada) corporation

________________________            By:     ___________________________________
________________________            Name:   ___________________________________
________________________            Title:  ___________________________________


                                    MERISTAR MANAGEMENT
                                    (VANCOUVER-METRTOWN) LTD.
                                    a British Columbia (Canada) corporation

________________________            By:     ___________________________________
________________________            Name:   ___________________________________
________________________            Title:  ___________________________________


                                    BRIDGESTREET CANADA, INC.
                                    an Ontario (Canada) corporation

________________________            By:     ___________________________________
________________________            Name:   ___________________________________
________________________            Title:  ___________________________________

                           SIGNATURE PAGE TO GUARANTY


ADDRESS:                            BRIDGESTREET ACCOMMODATIONS, LTD.
                                    Incorporated under the laws of England and Wales

________________________            By:     ___________________________________
________________________            Name:   ___________________________________
________________________            Title:  ___________________________________


                                    BRIDGESTREET ACCOMMODATIONS
                                    LONDON LIMITED
                                    Incorporated under the laws of England and Wales

________________________            By:     ___________________________________
________________________            Name:   ___________________________________
________________________            Title:  ___________________________________


                                    BRIDGESTREET WARDROBE PLACE LIMITED
                                    Incorporated under the laws of England and Wales

________________________            By:     ___________________________________
________________________            Name:   ___________________________________
________________________            Title:  ___________________________________


                                    LORYT(1) LIMITED
                                    Incorporated under the laws of England and Wales

________________________            By:     ___________________________________
________________________            Name:   ___________________________________
________________________            Title:  ___________________________________


                                    APALACHEE BAY SAS
                                    Incorporated under the laws of France

________________________            By:     ___________________________________
________________________            Name:   ___________________________________
________________________            Title:  ___________________________________

                           SIGNATURE PAGE TO GUARANTY

ADDRESS:                            MERISTAR MANAGEMENT COMPANY, L.L.C.
                                    a Delaware limited liability company

________________________            MERISTAR AGH COMPANY, L.L.C.
________________________            a Delaware limited liability company
________________________
                                    CAPSTAR WINSTON COMPANY, L.L.C.
                                    a Delaware limited liability company

                                    CAPSTAR BK COMPANY, L.L.C.
                                    a Delaware limited liability company

                                    CAPSTAR KCII COMPANY, L.L.C.
                                    a Delaware limited liability company

                                    CAPSTAR WYANDOTTE COMPANY, L.L.C.
                                    a Delaware limited liability company

                                    CAPSTAR ST. LOUIS COMPANY, L.L.C.
                                    a Delaware limited liability company

                                    MERISTAR LAUNDRY, L.L.C.
                                    a Delaware limited liability company

                                    MERISTAR PRESTON CENTER, L.L.C.
                                    a Delaware limited liability company

                                    MERISTAR HGI COMPANY, L.L.C.
                                    a Delaware limited liability company

                                    MERISTAR STORRS COMPANY, L.L.C.
                                    a Delaware limited liability company

                                    MERISTAR VACATIONS, L.L.C.
                                    a Delaware limited liability company

                                    THE NETEFFECT STRATEGIC ALLIANCE, LLC
                                    a Delaware limited liability company

                                    MERISTAR FLAGSTONE, LLC
                                    a Delaware limited liability company

                                    By:   MeriStar H & R Operating Company, L.P.
                                          a Delaware limited partnership, its
                                          managing member

                                          By:  Interstate Hotels & Resorts, Inc.
                                               a Delaware corporation, its
                                               general partner

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

                           SIGNATURE PAGE TO GUARANTY

ADDRESS:                            BRIDGESTREET MARYLAND, LLC
                                    a Delaware limited liability company

________________________            BRIDGESTREET MINNEAPOLIS, LLC
________________________            a Delaware limited liability company
________________________
                                    BRIDGESTREET MIDWEST, LLC
                                    a Delaware limited liability company

                                    BRIDGESTREET ARIZONA, LLC
                                    a Delaware limited liability company

                                    BRIDGESTREET NEVADA, LLC
                                    a Delaware limited liability company

                                    BRIDGESTREET SOUTHWEST, LLC
                                    a Delaware limited liability company

                                    BRIDGESTREET OHIO, LLC
                                    a Delaware limited liability company

                                    BRIDGESTREET CALIFORNIA, LLC
                                    a Delaware limited liability company

                                    BRIDGESTREET COLORADO, LLC
                                    a Delaware limited liability company

                                    BRIDGESTREET NORTH CAROLINA, LLC
                                    a Delaware limited liability company

                                    BRIDGESTREET RALEIGH, LLC
                                    a Delaware limited liability company

                                    By:  MeriStar H & R Operating Company, L.P.
                                         a Delaware limited partnership, their
                                         sole member

                                         By:  Interstate Hotels & Resorts, Inc.
                                              a Delaware corporation, its
                                              general partner

                                              By:     __________________________
                                              Name:   __________________________
                                              Title:  __________________________

                           SIGNATURE PAGE TO GUARANTY


ADDRESS:                            BRIDGESTREET TEXAS, L.P.
                                    a Delaware limited partnership

________________________            By:  BridgeStreet Nevada, LLC
________________________                 a Delaware limited liability company,
________________________                 its partner

                                         By:  MeriStar H & R Operating Company,
                                              L.P. a Delaware limited
                                              partnership, its member

                                              By: Interstate Hotels & Resorts,
                                                  Inc. a Delaware corporation,
                                                  its general partner

                                              By:     __________________________
                                              Name:   __________________________
                                              Title:  __________________________


                                            By:  BridgeStreet Arizona, LLC
                                                 a Delaware limited liability
                                                 company, its partner

                                                 By:  MeriStar H & R Operating
                                                      Company, L.P.
                                                      a Delaware limited
                                                      partnership, its member

                                                      By:  Interstate Hotels &
                                                           Resorts, Inc.
                                                           a Delaware
                                                           corporation, its
                                                           general partner

                                                           By:__________________
                                                           Name:________________
                                                           Title:_______________

                           SIGNATURE PAGE TO GUARANTY

ADDRESS:                            INTERSTATE HOTELS COMPANY
                                    a Delaware corporation

________________________            INTERSTATE INVESTMENT CORPORATION
________________________            a Delaware corporation
________________________
                                    INTERSTATE PARTNER CORPORATION
                                    a Delaware corporation

                                    INTERSTATE PROPERTY CORPORATION
                                    a Delaware corporation

                                    INTERSTATE/KP HOLDING CORPORATION
                                    a Delaware corporation

                                    NORTHRIDGE HOLDINGS, INC.
                                    a Delaware corporation

                                    IHC HOLDINGS, INC.
                                    a Delaware corporation

                                    INTERSTATE MEMBER INC.
                                    a Delaware corporation

                                    CROSSROADS HOSPITALITY MANAGEMENT
                                    COMPANY a Delaware corporation

                                    COLONY HOTELS AND RESORTS COMPANY
                                    a Delaware corporation

                                    By:      ___________________________________
                                    Name:    ___________________________________
                                    Title:   ___________________________________


                                    NORTHRIDGE INSURANCE COMPANY
                                    a corporation organized under the laws of the Cayman Islands

________________________            By:     ___________________________________
________________________            Name:   ___________________________________
________________________            Title:  ___________________________________

                           SIGNATURE PAGE TO GUARANTY




                                    INTERSTATE PROPERTY PARTNERSHIP, L.P.
                                    a Delaware limited partnership

________________________            By:  Interstate Property Corporation
________________________                 a Delaware corporation, its general
________________________                 partner

                                         By:    ________________________________
                                         Name:  ________________________________
                                         Title: ________________________________



                                    INTERSTATE/DALLAS GP, L.L.C.
                                    a Delaware limited liability company

________________________            By:  Interstate Property Corporation
________________________                 a Delaware corporation, its managing
________________________                 member

                                         By:    ________________________________
                                         Name:  ________________________________
                                         Title: ________________________________



                                    INTERSTATE KISSIMMEE PARTNER, L.P.
                                    a Delaware limited partnership

________________________            By:  Interstate/KP Holding Corporation
________________________                 a Delaware corporation, its general
________________________                 partner

                                         By:    ________________________________
                                         Name:  ________________________________
                                         Title: ________________________________

                           SIGNATURE PAGE TO GUARANTY


ADDRESS:                            INTERSTATE PITTSBURGH HOLDINGS, L.L.C.
                                    a Delaware limited liability company

________________________            INTERSTATE MANCHESTER COMPANY, L.L.C.
________________________            a Delaware limited liability company
________________________
                                    By:  Interstate Property Partnership, L.P.
                                         a Delaware limited liability company,
                                         their sole member

                                         By:  Interstate Property Corporation
                                              a Delaware corporation, its
                                              general partner

                                              By:    ___________________________
                                              Name:  ___________________________
                                              Title: ___________________________



________________________            INTERSTATE HOUSTON PARTNER, L.P.
________________________            a Delaware limited partnership
________________________
                                    INTERSTATE/DALLAS PARTNERSHIP, L.P.
                                    a Delaware limited partnership

                                    By: Interstate Property Corporation
                                        a Delaware corporation, their general
                                        partner

                                         By:    ________________________________
                                         Name:  ________________________________
                                         Title: ________________________________



________________________            INTERSTATE HOTELS, LLC
________________________            a Delaware limited liability company
________________________
                                    By:  Northridge Holdings, Inc.
                                         a Delaware corporation, its managing
                                         member

                                         By:    ________________________________
                                         Name:  ________________________________
                                         Title: ________________________________

                           SIGNATURE PAGE TO GUARANTY

ADDRESS: CONTINENTAL DESIGN AND SUPPLIES COMPANY, L.L.C. a Delaware limited liability company

________________________            IHC MOSCOW SERVICES, L.L.C.
________________________            a Delaware limited liability company
________________________
                                    PAH-HILLTOP GP, LLC
                                    a Delaware limited liability company

                                    PAH-CAMBRIDGE HOLDINGS, LLC
                                    a Delaware limited liability company

                                    CROSSROADS HOSPITALITY COMPANY, L.L.C.
                                    a Delaware limited liability company

                                    IHC INTERNATIONAL DEVELOPMENT (UK), L.L.C.
                                    a Delaware limited liability company

                                    IHC SERVICES COMPANY, L.L.C.
                                    a Delaware limited liability company

                                    CROSSROADS HOSPITALITY TENANT COMPANY,
                                    L.L.C. a Delaware limited liability company

                                    By:  Interstate Hotels, LLC
                                         a Delaware limited liability company,
                                         their managing member

                                         By:  Northridge Holdings, Inc.
                                              a Delaware corporation, its
                                              managing member

                                              By:    ___________________________
                                              Name:  ___________________________
                                              Title: ___________________________

________________________            HILLTOP EQUIPMENT LEASING COMPANY, L.P.
________________________            a Delaware limited partnership
________________________
                                    By:  PAH-Hilltop GP, LLC
                                         a Delaware limited liability company,
                                         its general partner

                                         By:  Interstate Hotels, LLC
                                              a Delaware limited liability
                                              company, its sole member

                                              By:  Northridge Holdings, Inc.
                                                   a Delaware corporation, its
                                                   managing member

                                                   By: _________________________
                                                   Name:________________________
                                                   Title:_______________________

                                     ANNEX 1
                          Amended and Restated Guaranty

                               ACCESSION AGREEMENT

_______________________ [NAME OF ENTITY], a [limited partnership/corporation] (the "Company"), hereby agrees with (i) Meristar Hospitality Operating Partnership, L.P. (the "Lender") under the Revolving Credit Agreement dated as of August 3, 1998 (as amended or modified from time to time, the "Credit Agreement") between MERISTAR H & R OPERATING COMPANY, L.P., a Delaware limited partnership, as the Borrower and the Lender, and (ii) the parties to the Amended and Restated Guaranty (the "Guaranty") dated as of July 31, 2002 and executed in connection with the Third Amendment to Credit Agreement by and between Borrower and Lender, as follows:

         The Company hereby agrees and confirms that, as of the date hereof, it
(a) intends to be a party to the Guaranty and undertakes to perform all the obligations expressed therein, respectively, of an Indemnitor and a Guarantor (as defined in the Guaranty), (b) agrees to be bound by all of the provisions of the Guaranty as if it had been an original party to such agreement, (c) confirms that the representations and warranties set forth in the Guaranty with respect to the Company, a party thereto, are true and correct in all material respects as of the date of this Accession Agreement and (d) has received and reviewed copies of each of the Guaranty.

         For purposes of notices under the Guaranty the address for the Company is as follows:

                  _____________________________________________________
                  _____________________________________________________
                  Attention:___________________________________________
                  Telephone:___________________________________________
                  Telecopy:____________________________________________

         This Accession Agreement shall be governed by and construed in accordance with the laws of the State of New York



         IN WITNESS WHEREOF this Accession Agreement was executed and delivered as of the ___ day of ___________________, 20__.


                                    [NAME OF ENTITY]



                                    ____________________________________________
                                    By:_________________________________________
                                    Title:______________________________________